Occidental Announces 4th Quarter and Full-Year 2020 Results
•Confirmed $2.9 billion capital budget to sustain 2021 production in line with the fourth quarter of 2020, while lowering base decline to 22 percent
•Used net proceeds from asset sales and cash on hand to repay $2.3 billion of debt in the fourth quarter
•Raised $2.0 billion in senior unsecured debt and extended $2.0 billion of near-term maturities in the fourth quarter
•Exceeded global production guidance and continued to deliver operational excellence in the fourth quarter
•Production of 1,143 Mboed from continuing operations, exceeding midpoint of guidance by 13 Mboed
•Permian Resources exceeded high-end of guidance, producing 382 Mboed
•Continued to lower costs and achieved capital synergies for well cost savings in the Texas Delaware and DJ Basins
HOUSTON — February 22, 2021 — Occidental (NYSE:OXY) today announced a net loss attributable to common stockholders for the fourth quarter of 2020 of $1.3 billion, or $1.41 per diluted share, and an adjusted loss attributable to common stockholders of $731 million, or $0.78 per diluted share. Fourth quarter after-tax items affecting comparability of $581 million included a loss of $820 million related to the sale of non-core assets in the Permian Basin.

“We remain committed to strengthening our balance sheet and transitioned into 2021 with an improved financial position by achieving our 2020 divestiture target, reducing debt and successfully extending debt maturities,” said President and Chief Executive Officer Vicki Hollub. “In the fourth quarter, our businesses again outperformed as our teams continue to leverage our technical expertise to mitigate production decline while relentlessly lowering costs.”

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax loss on continuing operations for the fourth quarter was $1.1 billion, compared to a pre-tax loss of $1.1 billion for the third quarter of 2020. The fourth quarter results included a pre-tax loss of $820 million related to the sale of non-core assets in the Permian Basin. Excluding items affecting comparability, fourth quarter oil and gas results improved over the third quarter due to higher commodity prices. For the fourth quarter of 2020, average WTI and Brent marker prices were $42.66 per barrel and $45.24 per barrel, respectively. Average worldwide realized crude oil prices increased by approximately 5 percent from the prior quarter to $40.77 per barrel. Average worldwide realized NGL prices increased by approximately 1 percent from the prior quarter to $14.95 per barrel of oil equivalent (BOE). Average domestic realized gas prices increased by approximately 31 percent from the prior quarter to $1.55 per Mcf.

Excluding Colombia, which was sold in December, total average daily production for the fourth quarter was 1,143 thousand of barrels of oil equivalent per day (Mboed), which exceeded the midpoint of guidance by 13 Mboed. Permian Resources exceeded the high end of guidance with production of 382 Mboed and all other domestic operations came in near the high end of guidance with production of 518 Mboed. International average daily production volumes were 243 Mboed.

OxyChem
Chemical pre-tax income of $192 million for the fourth quarter exceeded guidance. Compared to prior quarter income of $178 million, the improvement in fourth quarter income resulted primarily from higher vinyl margins, partially offset by lower realized caustic soda prices.

Midstream and Marketing
Midstream and marketing pre-tax loss for the fourth quarter was $90 million, compared to a loss of $2.8 billion for the third quarter of 2020. Excluding items affecting comparability, midstream and marketing pre-tax fourth quarter results reflected higher non-cash mark-to-market losses in the marketing business. Excluding WES equity income, midstream and marketing pre-tax loss for the fourth quarter was $234 million.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss) and free cash flow, supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss) and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets in the United States, Middle East, Africa and Latin America. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of our forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets, repay or refinance debt and the impact of changes in Occidental’s credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations, such as the sharp decline in crude oil prices that occurred in the first half of 2020; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas and natural gas liquids reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations, and environmental regulation (including regulations related to climate change); environmental risks and liability under international, provincial, federal, regional, state, tribal, local and foreign environmental laws and regulations (including remedial actions); potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; reorganization or restructuring of Occidental’s operations; changes in state, federal or foreign tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Melissa E. Schoeb	Jeff Alvarez
713-366-5615	713-215-7864
melissa_schoeb@oxy.com	jeff_alvarez@oxy.com

Occidental Petroleum Corporation
Fourth Quarter and Full-Year 2020
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics
11.Reserves Replacement and Multi-Year Data - Worldwide
12.Reserves Replacement and Multi-Year Data - United States Only
13.Proved Oil Reserves
14.Proved NGLs Reserves
15.Proved Natural Gas Reserves
16.Total Proved Reserves
17.Costs Incurred

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2019					2020
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)
Reported EPS - Diluted ($/share)		$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)
Effective tax rate on reported income (loss) (%)		26%	33%	(28)%	(19)%	243%	1%	18%	10%	19%	14%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)	$(783)	$(731)	$(3,593)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)	$(0.84)	$(0.78)	$(3.91)
Effective tax rate on adjusted income (loss) (%)		26%	30%	55%	92%	40%	(14)%	15%	8%	11%	11%

Average Shares Outstanding
Basic (millions)		748.9	748.3	845.7	894.9	809.5	896.7	915.5	929.3	933.0	918.7
Diluted (millions)		750.5	749.5	845.7	894.9	809.5	896.7	915.5	929.3	933.0	918.7

Daily Production Volumes
Total US (Mboed)		421	446	835	1,145	714	1,175	1,116	960	900	1,037
US Oil (Mbbld)		277	289	486	642	425	662	603	508	477	561
Worldwide - Reported (Mboed)		719	741	1,155	1,491	1,029	1,498	1,438	1,269	1,199	1,350
Worldwide - Continuing Operations (Mboed)		667	689	1,112	1,460	985	1,470	1,406	1,237	1,170	1,320
Worldwide Sales - Continuing Operations (Mboed)		661	692	1,114	1,458	985	1,467	1,416	1,228	1,185	1,323

Commodity Price Realizations
Worldwide oil ($/Bbl)		$52.62	$58.91	$56.43	$56.72	$56.32	$46.97	$23.17	$38.67	$40.77	$37.41
Worldwide NGL ($/Bbl)		$18.14	$18.00	$15.02	$18.11	$17.20	$13.09	$7.79	$14.85	$14.95	$12.58
Domestic gas ($/Mcf)		$1.36	$0.23	$1.25	$1.61	$1.31	$1.18	$0.90	$1.18	$1.55	$1.31

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,832	$1,771	$390	$2,316	$6,309	$1,484	$587	$1,644	$1,405	$5,120
Working capital changes		$(884)	$242	$2,122	$(453)	$1,027	$(189)	$(222)	$(829)	$(38)	$(1,278)
Operating cash flow		$948	$2,013	$2,512	$1,863	$7,336	$1,295	$365	$815	$1,367	$3,842
Capital expenditures		$(1,259)	$(1,211)	$(1,717)	$(2,180)	$(6,367)	$(1,300)	$(375)	$(246)	$(614)	$(2,535)

		2019					2020
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$1,266	$354	$(985)		$(2,232)	$(10,585)	$(14,363)	$(15,675)
Reported EPS - Diluted ($/share)		$0.84	$1.68	$0.45	$(1.22)		$(2.49)	$(11.68)	$(15.72)	$(17.06)
Effective tax rate on reported income (loss) (%)		32%	30%	55%	243%		1%	15%	14%	14%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$1,360	$1,453	$1,184		$(467)	$(2,079)	$(2,862)	$(3,593)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$1.80	$1.85	$1.45		$(0.52)	$(2.29)	$(3.13)	$(3.91)
Effective tax rate on adjusted income (loss) (%)		26%	29%	33%	40%		(14)%	11%	11%	11%

Average Shares Outstanding
Basic (millions)		748.9	748.7	781.1	809.5		896.7	906.2	913.9	918.7
Diluted (millions)		750.5	750.0	782.2	809.5		896.7	906.2	913.9	918.7

Daily Production Volumes
Total US (Mboed)		421	434	569	714		1,175	1,146	1,083	1,037
US Oil (Mbbld)		277	283	351	425		662	633	591	561
Worldwide - Reported (Mboed)		719	730	874	1,029		1,498	1,468	1,401	1,350
Worldwide - Continuing Operations (Mboed)		667	678	825	985		1,470	1,438	1,370	1,320
Worldwide Sales - Continuing Operations (Mboed)		661	676	824	985		1,467	1,441	1,370	1,323

Commodity Price Realizations
Worldwide oil ($/Bbl)		$52.62	$55.86	$56.10	$56.32		$46.97	$35.52	$36.44	$37.41
Worldwide NGL ($/Bbl)		$18.14	$18.07	$16.64	$17.20		$13.09	$10.43	$11.84	$12.58
Domestic gas ($/Mcf)		$1.36	$0.77	$1.05	$1.31		$1.18	$1.04	$1.09	$1.31

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,832	$3,603	$3,993	$6,309		$1,484	$2,071	$3,715	$5,120
Working capital changes		$(884)	$(642)	$1,480	$1,027		$(189)	$(411)	$(1,240)	$(1,278)
Operating cash flow		$948	$2,961	$5,473	$7,336		$1,295	$1,660	$2,475	$3,842
Capital expenditures		$(1,259)	$(2,470)	$(4,187)	$(6,367)		$(1,300)	$(1,675)	$(1,921)	$(2,535)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2019					2020
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset impairments	$—	$—	$(285)	$(3)	$(288)	$(282)	$(5,514)	$(21)	$(87)	$(5,904)
Asset sales gains (losses), net	—	—	—	475	475	—	14	(439)	(850)	(1,275)
Rig termination and others	—	—	—	—	—	(35)	(3)	(23)	2	(59)
Oil and natural gas collars MTM	—	—	75	(182)	(107)	952	5	110	(3)	1,064
Total Domestic	—	—	(210)	290	80	635	(5,498)	(373)	(938)	(6,174)
Foreign
Asset impairments	—	—	(40)	1	(39)	(264)	(931)	—	—	(1,195)
Asset sales gains (losses), net	—	—	—	—	—	—	—	(356)	3	(353)
Rig termination and others	—	—	—	—	—	—	(6)	(4)	(3)	(13)
Total Foreign	—	—	(40)	1	(39)	(264)	(937)	(360)	—	(1,561)
Total Oil and Gas	—	—	(250)	291	41	371	(6,435)	(733)	(938)	(7,735)

Chemical
No items affecting comparability	—	—	—	—	—	—	—	—	—	—
Total Chemical	—	—	—	—	—	—	—	—	—	—

Midstream & Marketing
Asset sales gains (losses), net	—	—	111	3	114	—	—	(46)	—	(46)
WES stand up and other asset impairments	—	—	—	(1,002)	(1,002)	(1,458)	(7)	(2,729)	—	(4,194)
Interest rate swap MTM, net (WES)	—	—	—	30	30	—	—	—	—	—
Total Midstream & Marketing	—	—	111	(969)	(858)	(1,458)	(7)	(2,775)	—	(4,240)

Corporate
Anadarko acquisition-related costs	—	(50)	(924)	(673)	(1,647)	(148)	(149)	(5)	(37)	(339)
Bridge loan financing fees	—	(57)	(65)	—	(122)	—	—	—	—	—
Acquisition-related pension & termination benefits	—	—	20	17	37	—	114	—	—	114
Interest rate swap MTM, net	—	—	(53)	175	122	(669)	4	88	149	(428)
Other charges and asset impairments	—	—	—	(22)	(22)	—	—	—	—	—
Warrants gains MTM	—	—	20	61	81	84	(79)	—	—	5
Total Corporate	—	(107)	(1,002)	(442)	(1,551)	(733)	(110)	83	112	(648)

Valuation allowance on tax assets	—	—	—	—	—	—	—	(37)	2	(35)
State tax rate revaluation	—	—	(23)	5	(18)	—	—	—	—	—
Income taxes	—	13	174	58	245	55	1,226	387	206	1,874
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)	(3,075)	(618)	(10,784)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—	—	—	—
Discontinued operations, net of taxes (a)	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)	$(6,741)	$(2,995)	$(581)	$(12,082)

	2019					2020
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset impairments	$—	$—	$(223)	$(1)	$(224)	$(219)	$(4,299)	$(17)	$(67)	$(4,602)
Asset sales gains (losses), net	—	—	—	369	369	—	11	(342)	$(663)	(994)
Rig termination and others	—	—	—	—	—	(27)	5	(18)	2	(38)
Oil and natural gas collars MTM	—	—	58	(141)	(83)	741	4	85	(2)	828
Total Domestic	—	—	(165)	227	62	495	(4,279)	(292)	(730)	(4,806)
Foreign
Asset impairments	—	—	(40)	1	(39)	(264)	(931)	—	—	(1,195)
Asset sales gains (losses), net	—	—	—	—	—	—	—	(356)	3	(353)
Rig termination and others	—	—	—	—	—	—	(6)	(4)	(3)	(13)
Total Foreign	—	—	(40)	1	(39)	(264)	(937)	(360)	—	(1,561)
Total Oil and Gas	—	—	(205)	228	23	231	(5,216)	(652)	(730)	(6,367)

Chemical
No items affecting comparability	—	—	—	—	—	—	—	—	—	—
Total Chemical	—	—	—	—	—	—	—	—	—	—

Midstream & Marketing
Asset sales gains (losses), net	—	—	87	2	89	—	—	(50)	—	(50)
WES stand up and other asset impairments	—	—	—	(997)	(997)	(1,443)	(6)	(2,402)	23	(3,828)
Interest rate swap MTM, net (WES)	—	—	—	26	26	—	—	—	—	—
Total Midstream & Marketing	—	—	87	(969)	(882)	(1,443)	(6)	(2,452)	23	(3,878)

Corporate
Anadarko acquisition-related costs	—	(50)	(792)	(514)	(1,356)	(115)	(117)	(3)	(29)	(264)
Bridge loan financing fees	—	(44)	(51)	—	(95)	—	—	—	—	—
Acquisition-related pension & termination benefits	—	—	16	13	29	—	89	—	—	89
Interest rate swap MTM, net	—	—	(42)	137	95	(522)	3	69	116	(334)
Other charges and asset impairments	—	—	—	(18)	(18)	—	—	—	—	—
Warrants gains MTM	—	—	20	61	81	84	(79)	—	—	5
Total Corporate	—	(94)	(849)	(321)	(1,264)	(553)	(104)	66	87	(504)

Valuation allowance on tax assets	—	—	—	—	—	—	—	(37)	2	(35)
State tax rate revaluation	—	—	(23)	5	(18)	—	—	—	—	—
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)	(3,075)	(618)	(10,784)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—	—	—	—
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)	$(6,741)	$(2,995)	$(581)	$(12,082)
(a) The pre-tax impairment for the second quarter of 2020 was $2.2 billion.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$54	$153	$(79)	$710	$838	$233	$(6,841)	$(885)	$(1,265)	$(8,758)
Foreign	454	596	391	410	1,851	40	(860)	(158)	236	(742)
Exploration	(24)	(23)	(44)	(78)	(169)	(37)	(33)	(29)	(33)	(132)
Total Oil & Gas	484	726	268	1,042	2,520	236	(7,734)	(1,072)	(1,062)	(9,632)
Chemical	265	208	207	119	799	186	108	178	192	664
Midstream & Marketing	279	331	400	(769)	241	(1,287)	(7)	(2,791)	(90)	(4,175)
Segment income (loss)	1,028	1,265	875	392	3,560	(865)	(7,633)	(3,685)	(960)	(13,143)
Corporate
Interest	(83)	(143)	(360)	(416)	(1,002)	(352)	(310)	(353)	(409)	(1,424)
Other	(89)	(181)	(1,089)	(845)	(2,204)	(821)	(241)	(20)	(56)	(1,138)
Income (loss) from continuing operations before taxes	856	941	(574)	(869)	354	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)
Taxes
Federal and state	(74)	(38)	181	(35)	34	90	1,577	511	429	2,607
Foreign	(151)	(268)	(344)	(132)	(895)	(65)	(109)	(108)	(153)	(435)
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—	—	—	—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)	(203)	(200)	(844)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)
Reported diluted earnings (loss) per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)
Effective Tax Rate	26%	33%	(28)%	(19)%	243%	1%	18%	10%	19%	14%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$—	$—	$(210)	$290	$80	$635	$(5,498)	$(373)	$(938)	$(6,174)
Foreign	—	—	(40)	1	(39)	(264)	(937)	(360)	—	(1,561)
Exploration	—	—	—	—	—	—	—	—	—	—
Total Oil & Gas	—	—	(250)	291	41	371	(6,435)	(733)	(938)	(7,735)
Chemical	—	—	—	—	—	—	—	—	—	—
Midstream & Marketing	—	—	111	(969)	(858)	(1,458)	(7)	(2,775)	—	(4,240)
Segment income (loss)	—	—	(139)	(678)	(817)	(1,087)	(6,442)	(3,508)	(938)	(11,975)
Corporate
Interest	—	(57)	(65)	—	(122)	—	—	—	—	—
Other	—	(50)	(937)	(442)	(1,429)	(733)	(110)	83	112	(648)
Income (loss) from continuing operations before taxes	—	(107)	(1,141)	(1,120)	(2,368)	(1,820)	(6,552)	(3,425)	(826)	(12,623)
Taxes
Federal and state	—	13	151	63	227	55	1,226	350	208	1,839
Foreign	—	—	—	—	—	—	—	—	—	—
Income (loss) from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)	(3,075)	(618)	(10,784)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Net income (loss)	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)	(6,741)	(2,995)	(581)	(12,082)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to common stockholders	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)	$(6,741)	$(2,995)	$(581)	$(12,082)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$54	$153	$131	$420	$758	$(402)	$(1,343)	$(512)	$(327)	$(2,584)
Foreign	454	596	431	409	1,890	304	77	202	236	819
Exploration	(24)	(23)	(44)	(78)	(169)	(37)	(33)	(29)	(33)	(132)
Total Oil & Gas	484	726	518	751	2,479	(135)	(1,299)	(339)	(124)	(1,897)
Chemical	265	208	207	119	799	186	108	178	192	664
Midstream & Marketing	279	331	289	200	1,099	171	—	(16)	(90)	65
Adjusted segment income (loss)	1,028	1,265	1,014	1,070	4,377	222	(1,191)	(177)	(22)	(1,168)
Corporate
Interest	(83)	(86)	(295)	(416)	(880)	(352)	(310)	(353)	(409)	(1,424)
Other	(89)	(131)	(152)	(403)	(775)	(88)	(131)	(103)	(168)	(490)
Adjusted income (loss) from continuing operations before taxes	856	1,048	567	251	2,722	(218)	(1,632)	(633)	(599)	(3,082)
Taxes
Federal and state	(74)	(51)	30	(98)	(193)	35	351	161	221	768
Foreign	(151)	(268)	(344)	(132)	(895)	(65)	(109)	(108)	(153)	(435)
Adjusted income (loss)	631	729	253	21	1,634	(248)	(1,390)	(580)	(531)	(2,749)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—	—	—	—	—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)	(203)	(200)	(844)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)	$(783)	$(731)	$(3,593)
Adjusted diluted earnings (loss) per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)	$(0.84)	$(0.78)	$(3.91)
Effective Tax Rate	26%	30%	55%	92%	40%	(14)%	15%	8%	11%	11%
(a) Non-GAAP Measure Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$42	$119	$(63)	$554	$652	$182	$(5,336)	$(690)	$(987)	$(6,831)
Foreign	248	351	165	179	943	(85)	(926)	(233)	98	(1,146)
Exploration	(22)	(21)	(40)	(72)	(155)	(32)	(26)	(26)	(29)	(113)
Total Oil & Gas	268	449	62	661	1,440	65	(6,288)	(949)	(918)	(8,090)
Chemical	205	159	161	83	608	142	82	137	146	507
Midstream & Marketing	227	274	352	(809)	44	(1,306)	2	(2,455)	(64)	(3,823)
Segment income (loss)	700	882	575	(65)	2,092	(1,099)	(6,204)	(3,267)	(836)	(11,406)
Corporate
Interest	(83)	(130)	(295)	(416)	(924)	(352)	(310)	(353)	(409)	(1,424)
Other	(89)	(181)	(1,024)	(845)	(2,139)	(641)	(235)	(20)	(56)	(952)
Taxes	103	64	7	290	464	79	33	(15)	152	249
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—	—	—	—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)	(203)	(200)	(844)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)

Reported diluted earnings (loss) per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$—	$—	$(165)	$227	$62	$495	$(4,279)	$(292)	$(730)	$(4,806)
Foreign	—	—	(40)	1	(39)	(264)	(937)	(360)	—	(1,561)
Exploration	—	—	—	—	—	—	—	—	—	—
Total Oil & Gas	—	—	(205)	228	23	231	(5,216)	(652)	(730)	(6,367)
Chemical	—	—	—	—	—	—	—	—	—	—
Midstream & Marketing	—	—	87	(969)	(882)	(1,443)	(6)	(2,452)	23	(3,878)
Segment loss	—	—	(118)	(741)	(859)	(1,212)	(5,222)	(3,104)	(707)	(10,245)
Corporate
Interest	—	(44)	(51)	—	(95)	—	—	—	—	—
Other	—	(50)	(798)	(321)	(1,169)	(553)	(104)	66	87	(504)
Taxes	—	—	(23)	5	(18)	—	—	(37)	2	(35)
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)	(5,326)	(3,075)	(618)	(10,784)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
Net loss	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)	(6,741)	(2,995)	(581)	(12,082)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	—	—	—	—	—	—	—
Net loss attributable to common stockholders	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)	$(6,741)	$(2,995)	$(581)	$(12,082)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$42	$119	$102	$327	$590	$(313)	$(1,057)	$(398)	$(257)	$(2,025)
Foreign	248	351	205	178	982	179	11	127	98	415
Exploration	(22)	(21)	(40)	(72)	(155)	(32)	(26)	(26)	(29)	(113)
Total Oil & Gas	268	449	267	433	1,417	(166)	(1,072)	(297)	(188)	(1,723)
Chemical	205	159	161	83	608	142	82	137	146	507
Midstream & Marketing	227	274	265	160	926	137	8	(3)	(87)	55
Segment income	700	882	693	676	2,951	113	(982)	(163)	(129)	(1,161)
Corporate
Interest	(83)	(86)	(244)	(416)	(829)	(352)	(310)	(353)	(409)	(1,424)
Other	(89)	(131)	(226)	(524)	(970)	(88)	(131)	(86)	(143)	(448)
Taxes	103	64	30	285	482	79	33	22	150	284
Adjusted income (loss)	631	729	253	21	1,634	(248)	(1,390)	(580)	(531)	(2,749)
Less: Adjusted loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—	—	—	—	—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)	(222)	(203)	(200)	(844)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)	$(1,612)	$(783)	$(731)	$(3,593)

Adjusted diluted earnings (loss) per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)	$(0.84)	$(0.78)	$(3.91)

Reconciliation - Diluted Earnings (Loss) Per Share
Reported Diluted Earnings (Loss) Per Share (GAAP)	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(0.19)	$0.25	$0.08	$0.55	$(4.67)	$(0.32)	$(0.78)	$(5.23)
Foreign	—	—	(0.05)	—	(0.05)	(0.29)	(1.02)	(0.39)	—	(1.70)
Exploration	—	—	—	—	—	—	—	—	—	—
Chemical	—	—	—	—	—	—	—	—	—	—
Midstream & Marketing	—	—	0.10	(1.09)	(1.09)	(1.61)	(0.01)	(2.64)	0.02	(4.22)
Corporate
Interest	—	(0.06)	(0.06)	—	(0.12)	—	—	—	—	—
Other	—	(0.07)	(0.94)	(0.36)	(1.44)	(0.62)	(0.11)	0.07	0.09	(0.55)
Taxes	—	—	(0.03)	0.01	(0.02)	—	—	(0.04)	—	(0.04)
Discontinued Operations	—	—	(0.02)	—	(0.02)	—	(1.55)	0.09	0.04	(1.41)
Net loss attributable to noncontrolling interests	—	—	—	(0.01)	(0.01)	—	—	—	—	—
Total After-Tax Adjustments for Items Affecting Comparability	$—	$(0.13)	$(1.19)	$(1.20)	$(2.67)	$(1.97)	$(7.36)	$(3.23)	$(0.63)	$(13.15)

Adjusted Diluted Earnings (Loss) Per Share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)	$(1.76)	$(0.84)	$(0.78)	$(3.91)

Average Diluted Shares Outstanding (millions)	750.5	749.5	845.7	894.9	809.5	896.7	915.5	929.3	933.0	918.7
The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$2,351	$2,718	$3,993	$4,879	$13,941	$5,060	$2,040	$2,989	$2,977	$13,066
Chemical	1,059	998	1,071	974	4,102	962	846	937	988	3,733
Midstream & Marketing	816	909	1,163	1,244	4,132	790	204	364	410	1,768
Eliminations	(222)	(205)	(368)	(469)	(1,264)	(199)	(162)	(182)	(215)	(758)
Total	4,004	4,420	5,859	6,628	20,911	6,613	2,928	4,108	4,160	17,809
Interest, dividends and other income	78	41	56	42	217	34	33	21	30	118
Gains (losses) on sale of assets, net	7	15	128	472	622	7	15	(846)	(842)	(1,666)
Total	4,089	4,476	6,043	7,142	21,750	6,654	2,976	3,283	3,348	16,261

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	645	717	974	946	3,282	1,069	631	656	709	3,065
Transportation expense	31	33	221	350	635	565	367	343	325	1,600
Chemical and midstream costs of sales	669	636	741	745	2,791	612	577	618	601	2,408
Purchased commodities	365	431	441	442	1,679	393	214	333	455	1,395
Selling, general and administrative	140	163	245	345	893	264	225	166	209	864
Other operating and non-operating expense	238	260	362	561	1,421	197	114	231	342	884
Taxes other than on income	111	123	244	362	840	225	68	180	149	622
Depreciation, depletion and amortization	973	1,031	1,767	2,369	6,140	2,309	2,119	1,915	1,754	8,097
Asset impairments and other charges	—	—	325	1,036	1,361	1,803	6,470	2,723	87	11,083
Anadarko acquisition-related costs	—	50	924	673	1,647	148	149	5	37	339
Exploration expense	36	35	63	113	247	37	33	29	33	132
Interest and debt expense, net	98	153	381	434	1,066	352	310	353	409	1,424
Total	3,306	3,632	6,688	8,376	22,002	7,974	11,277	7,552	5,110	31,913
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	783	844	(645)	(1,234)	(252)	(1,320)	(8,301)	(4,269)	(1,762)	(15,652)
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	—	—	(33)	266	233	(585)	(76)	88	150	(423)
Income (loss) from equity investments	73	97	104	99	373	(133)	193	123	187	370
Total	73	97	71	365	606	(718)	117	211	337	(53)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	856	941	(574)	(869)	354	(2,038)	(8,184)	(4,058)	(1,425)	(15,705)
Income tax benefit (expense)	(225)	(306)	(163)	(167)	(861)	25	1,468	403	276	2,172
INCOME (LOSS) FROM CONTINUING OPERATIONS	631	635	(737)	(1,036)	(507)	(2,013)	(6,716)	(3,655)	(1,149)	(13,533)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—	(1,415)	80	37	(1,298)
NET INCOME (LOSS)	631	635	(752)	(1,036)	(522)	(2,013)	(8,131)	(3,575)	(1,112)	(14,831)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—	—	—	—	—
Less: Preferred stock dividend	—	—	(118)	(200)	(318)	(219)	(222)	(203)	(200)	(844)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)	$(8,353)	$(3,778)	$(1,312)	$(15,675)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.84	$0.84	$(1.06)	$(1.50)	$(1.20)	$(2.49)	$(7.58)	$(4.16)	$(1.45)	$(15.65)
Discontinued operations, net	—	—	(0.02)	—	(0.02)	—	(1.54)	0.09	0.04	(1.41)
BASIC EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)

DILUTED EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)	$(9.12)	$(4.07)	$(1.41)	$(17.06)

DIVIDENDS PER COMMON SHARE	$0.78	$0.78	$0.79	$0.79	$3.14	$0.79	$0.01	$0.01	$0.01	$0.82

AVERAGE COMMON SHARES OUTSTANDING
BASIC	748.9	748.3	845.7	894.9	809.5	896.7	915.5	929.3	933.0	918.7
DILUTED	750.5	749.5	845.7	894.9	809.5	896.7	915.5	929.3	933.0	918.7

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2019				2020
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,752	$1,751	$4,840	$3,032	$2,021	$1,011	$1,896	$2,008
Restricted cash and restricted cash equivalents	—	—	467	485	269	124	51	170
Trade receivables, net	5,310	5,273	5,854	6,373	2,458	2,359	2,083	2,115
Inventories	1,484	1,582	1,744	1,581	1,567	1,477	1,660	1,898
Assets held for sale	—	—	4,195	3,870	3,606	1,412	3,559	1,433
Other current assets	724	819	1,853	1,432	2,398	2,054	1,445	1,195
Total current assets	9,270	9,425	18,953	16,773	12,319	8,437	10,694	8,819

INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,725	1,777	3,684	6,389	6,050	6,128	3,125	3,250

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,813	77,004	138,834	124,267	125,388	125,523	120,459	118,964
Accumulated depreciation, depletion and amortization	(43,913)	(44,889)	(46,865)	(42,037)	(44,615)	(52,919)	(52,038)	(53,075)
Net property, plant and equipment	31,900	32,115	91,969	82,230	80,773	72,604	68,421	65,889

OPERATING LEASE ASSETS	684	681	1,107	1,411	1,216	1,129	1,196	1,062
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	793	765	1,269	2,527	1,285	1,154	998	1,044
INTANGIBLES, NET	8	7	2,387	—	—	—	—	—
GOODWILL - WES Midstream	—	—	6,074	—	—	—	—	—
TOTAL ASSETS	$44,380	$44,770	$125,443	$109,330	$101,643	$89,452	$84,434	$80,064

CURRENT LIABILITIES
Current maturities of long-term debt	$116	$116	$31	$51	$2,464	$2,460	$2,558	$440
Current operating lease liabilities	240	252	474	579	461	420	459	473
Accounts payable	5,261	5,445	6,826	7,050	3,888	3,034	2,682	2,987
Accrued liabilities	1,920	2,067	5,311	5,447	3,504	3,215	3,470	3,570
Accrued income taxes	—	—	1,036	—	—	—	—	—
Liabilities of assets held for sale	—	—	1,920	1,718	1,589	790	1,331	753
Total current liabilities	7,537	7,880	15,598	14,845	11,906	9,919	10,500	8,223

LONG-TERM DEBT, NET
Long-term debt, net - Occidental	10,203	10,155	39,946	38,537	36,058	36,034	35,899	35,745
Long-term debt, net - WES Midstream	—	—	7,637	—	—	—	—	—
Total long-term debt, net	10,203	10,155	47,583	38,537	36,058	36,034	35,899	35,745
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	918	950	9,920	9,717	9,403	7,887	7,508	7,113
Asset retirement obligations	1,430	1,433	4,187	4,411	4,454	4,316	4,135	3,977
Pension and postretirement obligations	816	819	1,940	1,823	1,983	1,816	1,728	1,763
Environmental remediation reserves	755	764	905	1,035	1,017	1,000	975	1,028
Operating lease liabilities	465	445	695	872	784	740	786	641
Other	1,020	977	3,610	3,858	4,743	4,394	3,043	3,001
Total deferred credits and other liabilities	5,404	5,388	21,257	21,716	22,384	20,153	18,175	17,523
EQUITY
Preferred stock, $1.00 per share par value	—	—	9,762	9,762	9,762	9,762	9,762	9,762
Common stock, $.20 per share par value	179	179	209	209	210	213	216	216
Treasury stock	(10,653)	(10,653)	(10,653)	(10,653)	(10,653)	(10,657)	(10,657)	(10,665)
Additional paid-in capital	8,083	8,157	14,867	14,955	15,081	16,235	16,505	16,552
Retained earnings	23,795	23,848	22,227	20,180	17,229	8,105	4,317	2,996
Accumulated other comprehensive loss	(168)	(184)	(332)	(221)	(334)	(312)	(283)	(288)
Total stockholder's equity	21,236	21,347	36,080	34,232	31,295	23,346	19,860	18,573
Noncontrolling interest	—	—	4,925	—	—	—	—	—
Total equity	21,236	21,347	41,005	34,232	31,295	23,346	19,860	18,573

TOTAL LIABILITIES AND EQUITY	$44,380	$44,770	$125,443	$109,330	$101,643	$89,452	$84,434	$80,064

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$631	$635	$(752)	$(1,036)	$(522)	$(2,013)	$(8,131)	$(3,575)	$(1,112)	$(14,831)
Depreciation, depletion and amortization (see detail below)	973	1,031	1,767	2,369	6,140	2,309	2,119	1,915	1,754	8,097
Deferred income tax (benefit) expense	10	37	(1,097)	23	(1,027)	(218)	(1,525)	(374)	(400)	(2,517)
Asset impairments and other non-cash charges	218	68	472	960	1,718	1,406	8,124	3,678	1,163	14,371
Operating cash flow from continuing operations before working capital (NON-GAAP) (see below)	1,832	1,771	390	2,316	6,309	1,484	587	1,644	1,405	5,120
Working capital changes	(884)	242	2,122	(453)	1,027	(189)	(222)	(829)	(38)	(1,278)
Operating cash flow from continuing operations (GAAP)	948	2,013	2,512	1,863	7,336	1,295	365	815	1,367	3,842

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,259)	(1,211)	(1,717)	(2,180)	(6,367)	(1,300)	(375)	(246)	(614)	(2,535)
Payments for purchases of assets and businesses	(69)	(7)	(27,850)	(162)	(28,088)	(35)	(13)	(54)	(12)	(114)
Sales of assets, net	16	16	4,777	1,334	6,143	112	69	12	2,088	2,281
Changes in capital accrual	(51)	(57)	(20)	(121)	(249)	(435)	(307)	17	206	(519)
Other investing activities	(52)	(29)	(59)	(151)	(291)	142	61	(15)	(79)	109
Investing cash flow from continuing operations	(1,415)	(1,288)	(24,869)	(1,280)	(28,852)	(1,516)	(565)	(286)	1,589	(778)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(591)	(587)	(588)	(858)	(2,624)	(913)	(714)	(7)	(211)	(1,845)
Purchases of treasury stock	(237)	—	—	—	(237)	—	—	(4)	(8)	(12)
Proceeds from debt - Occidental	—	(108)	21,665	—	21,557	—	—	4,956	1,980	6,936
Proceeds from debt - WES Midstream	—	—	1,240	219	1,459	—	—	—	—	—
Payments of debt - Occidental	—	—	(4,949)	(2,010)	(6,959)	—	—	(4,615)	(4,301)	(8,916)
Payments of debt - WES Midstream	—	—	(1,000)	—	(1,000)	—	—	—	—	—
WES Midstream distribution to noncontrolling interests	—	—	(127)	(130)	(257)	—	—	—	—	—
Proceeds from issuance of preferred stock	—	(50)	10,000	—	9,950	—	—	—	—	—
Other financing activities	14	19	(8)	282	307	(106)	(217)	(27)	(321)	(671)
Financing cash flow from continuing operations	(814)	(726)	26,233	(2,497)	22,196	(1,019)	(931)	303	(2,861)	(4,508)

Cash Flow From Discontinued Operations	—	—	(262)	123	(139)	30	(20)	29	25	64

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(1,281)	(1)	3,614	(1,791)	541	(1,210)	(1,151)	861	120	(1,380)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	3,033	1,752	1,751	5,365	3,033	3,574	2,364	1,213	2,074	3,574
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,752	$1,751	$5,365	$3,574	$3,574	$2,364	$1,213	$2,074	$2,194	$2,194

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas	(1,180)	(1,115)	(1,469)	(1,748)	(5,512)	(1,244)	(317)	(186)	(461)	(2,208)
Chemical	(38)	(54)	(56)	(119)	(267)	(41)	(41)	(55)	(118)	(255)
Midstream & Marketing	(26)	(26)	(161)	(248)	(461)	(13)	(16)	(2)	(19)	(50)
Corporate	(15)	(16)	(31)	(65)	(127)	(2)	(1)	(3)	(16)	(22)
Total Capital Expenditures	$(1,259)	$(1,211)	$(1,717)	$(2,180)	$(6,367)	$(1,300)	$(375)	$(246)	$(614)	$(2,535)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
United States	$570	$615	$1,217	$1,712	$4,114	$1,881	$1,764	$1,563	$1,403	$6,611
Latin America	26	37	37	34	134	45	37	43	—	125
Middle East & Africa	199	200	257	249	905	197	169	139	173	678
Chemical	89	92	93	94	368	90	86	90	90	356
Midstream & Marketing	79	76	147	261	563	80	74	78	80	312
Corporate	10	11	16	19	56	16	(11)	2	8	15
Total Depreciation, Depletion and Amortization	$973	$1,031	$1,767	$2,369	$6,140	$2,309	$2,119	$1,915	$1,754	$8,097

Adjusted Operating Cash Flow From Continuing Operations Before Working Capital (Non-GAAP)			Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Operating cash flow from continuing operations (GAAP)			$2,512	$1,863	$4,375	$1,295	$365	$815	$1,367	$3,842
Plus: Working capital and other, net			(2,122)	453	(1,669)	189	222	829	38	1,278
Operating cash flow from continuing operations before working capital (Non-GAAP)			390	2,316	2,706	1,484	587	1,644	1,405	5,120
Add back impacts from:
Tax impact on divestitures			880	(643)	237	—	—	—	—	—
Anadarko acquisition-related costs			924	673	1,597	148	149	5	37	339
Adjusted operating cash flow from continuing operations before working capital (Non-GAAP)			$2,194	$2,346	$4,540	$1,632	$736	$1,649	$1,442	$5,459

Free Cash Flow (Non-GAAP)								Qtr 3	Qtr 4
Operating cash flow from continuing operations (GAAP)								$815	$1,367
Plus: Working capital and other, net								829	38
Operating cash flow from continuing operations before working capital (Non-GAAP)								1,644	1,405
Less: Capital Expenditures (GAAP)								(246)	(614)
Free Cash Flow (Non-GAAP)								$1,398	$791

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2019					2020
REPORTED NET MBOED VOLUMES:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	261	289	390	476	355	474	465	420	382	435
Permian EOR	156	153	154	153	154	151	141	134	135	140
DJ Basin	—	—	163	314	120	326	312	276	260	293
Gulf of Mexico	—	—	90	141	58	163	142	109	105	130
Other Domestic	4	4	38	61	27	61	56	21	18	39
Total	421	446	835	1,145	714	1,175	1,116	960	900	1,037

Latin America	33	35	33	35	34	34	34	34	28	32

Middle East / Africa
Algeria	—	—	32	62	24	54	40	41	38	44
Al Hosn	82	82	80	83	82	77	80	76	79	78
Dolphin	40	40	44	43	42	40	49	46	43	44
Oman	91	86	88	92	89	90	87	80	82	85
Total	213	208	244	280	237	261	256	243	242	251

TOTAL CONTINUING OPERATIONS PRODUCTION	667	689	1,112	1,460	985	1,470	1,406	1,237	1,170	1,320

DISCONTINUED AND EXITED OPERATIONS	52	52	43	31	44	28	32	32	29	30

TOTAL REPORTED PRODUCTION	719	741	1,155	1,491	1,029	1,498	1,438	1,269	1,199	1,350

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (Mbbl)
Permian Resources	157	170	221	273	207	273	258	222	201	237
Permian EOR	118	117	116	117	117	115	105	102	102	106
DJ Basin	—	—	64	120	46	121	107	81	75	96
Gulf of Mexico	—	—	75	117	48	136	118	91	89	109
Other Domestic	2	2	10	15	7	17	15	12	10	13
Total	277	289	486	642	425	662	603	508	477	561
NGL (Mbbl)
Permian Resources	49	58	88	106	74	101	108	99	89	101
Permian EOR	30	29	30	29	30	30	27	27	28	28
DJ Basin	—	—	38	73	28	79	78	76	82	79
Gulf of Mexico	—	—	7	10	4	12	10	8	7	9
Other Domestic	—	—	5	9	4	8	7	2	2	4
Total	79	87	168	227	140	230	230	212	208	221
Natural Gas (Mmcf)
Permian Resources	330	364	488	580	442	600	596	593	550	584
Permian EOR	46	44	45	41	44	33	51	32	29	36
DJ Basin	—	—	364	727	275	756	763	716	618	713
Gulf of Mexico	—	—	50	86	34	90	83	57	54	71
Other Domestic	13	11	138	223	98	216	204	41	38	125
Total	389	419	1,085	1,657	893	1,695	1,697	1,439	1,289	1,529

Latin America
Oil (Mbbl)	32	34	32	34	33	33	33	33	27	31
Natural Gas (Mmcf)	7	7	8	8	8	8	7	7	7	7

Middle East / Africa
Oil (Mbbl)
Algeria	—	—	31	56	22	50	37	38	37	41
Al Hosn	14	14	14	14	14	13	14	13	14	14
Dolphin	6	7	7	7	7	6	8	8	7	7
Oman	68	65	66	67	66	67	65	61	66	65
Total	88	86	118	144	109	136	124	120	124	127
NGL (Mbbl)
Algeria	—	—	1	6	2	4	3	3	1	3
Al Hosn	26	26	25	26	26	25	25	24	25	24
Dolphin	8	8	8	8	8	8	10	9	8	9
Total	34	34	34	40	36	37	38	36	34	36
Natural Gas (Mmcf)
Al Hosn	250	251	246	257	251	234	244	233	240	238
Dolphin	154	152	171	166	161	155	188	176	167	170
Oman	140	125	133	152	138	139	132	111	98	120
Total	544	528	550	575	550	528	564	520	505	528

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2019					2020
NET SALES MBOED VOLUMES:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

United States	421	446	835	1,145	714	1,175	1,116	960	900	1,037

Latin America	28	38	36	33	34	36	31	37	27	33

Middle East / Africa
Algeria	—	—	32	62	24	50	50	31	51	45
Al Hosn	82	82	80	83	82	77	80	76	79	78
Dolphin	39	41	44	43	42	40	49	46	43	45
Oman	91	85	87	92	89	89	90	78	85	85
Total	212	208	243	280	237	256	269	231	258	253

TOTAL CONTINUING OPERATIONS SALES	661	692	1,114	1,458	985	1,467	1,416	1,228	1,185	1,323

DISCONTINUED AND EXITED OPERATIONS	52	52	43	31	44	28	28	28	27	28

TOTAL REPORTED SALES	713	744	1,157	1,489	1,029	1,495	1,444	1,256	1,212	1,351

REALIZED PRICES
United States
Oil ($/Bbl)	$48.38	$55.14	$54.90	$56.00	$54.31	$45.71	$21.27	$38.22	$40.54	$36.39
NGL ($/Bbl)	$16.79	$16.28	$13.91	$17.25	$16.03	$11.98	$7.22	$14.62	$14.50	$11.98
Natural Gas ($/Mcf)	$1.36	$0.23	$1.25	$1.61	$1.31	$1.18	$0.90	$1.18	$1.55	$1.18

Latin America
Oil ($/Bbl)	$55.52	$62.66	$54.98	$54.96	$57.26	$47.20	$24.02	$41.26	$41.10	$38.80
Natural Gas ($/Mcf)	$7.37	$7.01	$7.05	$6.69	$7.01	$6.62	$6.31	$4.16	$3.91	$5.41

Middle East / Africa
Oil ($/Bbl)	$60.50	$65.83	$61.74	$60.24	$62.03	$53.28	$31.42	$39.88	$41.54	$41.52
NGL ($/Bbl)	$21.30	$22.50	$20.41	$23.02	$21.85	$20.32	$11.23	$16.24	$17.51	$16.22

Total Worldwide
Oil ($/Bbl)	$52.62	$58.91	$56.43	$56.72	$56.32	$46.97	$23.17	$38.67	$40.77	$37.41
NGL ($/Bbl)	$18.14	$18.00	$15.02	$18.11	$17.20	$13.09	$7.79	$14.85	$14.95	$12.58
Natural Gas ($/Mcf)	$1.55	$1.03	$1.38	$1.63	$1.45	$1.32	$1.10	$1.31	$1.57	$1.31

Index Prices
WTI Oil ($/Bbl)	$54.90	$59.82	$56.45	$56.96	$57.03	$46.17	$27.85	$40.93	$42.66	$39.40
Brent Oil ($/Bbl)	$63.90	$68.32	$62.01	$62.50	$64.18	$50.95	$33.26	$43.37	$45.24	$43.21
NYMEX Natural Gas ($/Mcf)	$3.24	$2.67	$2.27	$2.50	$2.67	$2.05	$1.77	$1.94	$2.66	$2.11

Percentage of Index Prices
Worldwide oil as a percentage of WTI	96%	98%	100%	100%	99%	102%	83%	94%	96%	95%
Worldwide oil as a percentage of Brent	82%	86%	91%	91%	88%	92%	70%	89%	90%	87%
Worldwide NGL as a percentage of WTI	33%	30%	27%	32%	30%	28%	28%	36%	35%	32%
Worldwide NGL as a percentage of Brent	28%	26%	24%	29%	27%	26%	23%	34%	33%	29%
Domestic gas as a percentage of NYMEX	42%	9%	55%	64%	49%	58%	51%	61%	58%	56%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

Lease operating expenses ($/Boe)
United States	$11.83	$11.16	$8.45	$6.84	$8.71	$6.70	$4.69	$5.38	$6.05	$5.71
Latin America	$14.00	$9.94	$14.58	$14.68	$13.18	$12.30	$5.85	$11.65	$14.05	$10.96
Middle East / Africa	$9.73	$9.59	$10.39	$8.38	$9.51	$9.88	$7.61	$7.87	$8.68	$8.51
Total Oil and Gas	$11.14	$10.55	$9.11	$7.32	$9.07	$7.39	$5.27	$6.04	$6.80	$6.38

Transportation costs ($/Boe)
United States	$0.07	$0.07	$2.97	$3.92	$2.48	$4.21	$3.41	$3.66	$3.70	$3.75
Total Oil and Gas	$0.42	$0.43	$2.38	$3.24	$2.00	$3.52	$2.83	$3.02	$2.95	$3.09

Taxes other than on income ($/Boe)
United States	$2.79	$2.89	$2.40	$2.32	$2.50	$1.65	$0.63	$1.70	$1.36	$1.32
Total Oil and Gas	$1.68	$1.76	$2.20	$2.48	$2.13	$1.66	$0.54	$1.56	$1.35	$1.27

DD&A expense ($/Boe)
United States	$15.04	$15.16	$15.84	$16.23	$15.78	$17.72	$17.23	$17.73	$16.91	$17.41
Latin America	$10.38	$10.58	$11.00	$11.37	$10.85	$13.76	$12.98	$12.40	$0.05	$10.33
Middle East / Africa	$8.40	$8.44	$10.11	$9.53	$9.15	$8.48	$6.89	$6.58	$7.27	$7.32
Total Oil and Gas	$12.40	$12.58	$14.31	$14.82	$13.85	$16.01	$15.17	$15.48	$14.42	$15.31

G&A and other operating expenses ($/BOE)	$4.00	$3.54	$3.68	$3.64	$3.72	$2.34	$2.14	$2.33	$2.98	$2.44

O&G MTM (Gain) Loss - Collars, Calls and CO2 ($ millions)	$(69)	$3	$(64)	$145	$15	$(870)	$(54)	$(135)	$(31)	$(1,090)

Exploration Expense ($ millions)
United States	$16	$15	$31	$37	$99	$16	$22	$23	$7	$68
Latin America	1	9	7	28	45	2	1	1	6	10
Middle East / Africa	19	11	25	48	103	19	10	5	20	54
Total Exploration Expense	$36	$35	$63	$113	$247	$37	$33	$29	$33	$132

Capital Expenditures ($ millions)
Permian Resources	$(775)	$(747)	$(905)	$(887)	$(3,314)	$(604)	$(101)	$(55)	$(147)	$(907)
Permian EOR	(133)	(135)	(121)	(116)	(505)	(92)	(21)	(10)	(12)	(135)
DJ Basin	—	—	(110)	(210)	(320)	(164)	(11)	(18)	(100)	(293)
Gulf of Mexico	—	—	(47)	(140)	(187)	(102)	(40)	(21)	(82)	(245)
Other Domestic	(6)	(5)	(24)	(46)	(81)	(30)	(9)	(7)	(9)	(55)
Latin America	(34)	(35)	(49)	(55)	(173)	(25)	(9)	(3)	(9)	(46)
Middle East & Africa	(155)	(153)	(138)	(133)	(579)	(127)	(98)	(74)	(99)	(398)
Exploration Drilling	(77)	(40)	(75)	(161)	(353)	(100)	(28)	2	(3)	(129)
Total Oil and Gas	$(1,180)	$(1,115)	$(1,469)	$(1,748)	$(5,512)	$(1,244)	$(317)	$(186)	$(461)	$(2,208)